Wealthfront Treasury Money Market Fund

Ticker Symbol: WLTXX

A series of Investment Managers Series Trust

Supplement dated October 14, 2025, to the

Prospectus dated September 24, 2025

Effective October 14, 2025 (the “Effective Date”), Wealthfront Strategies LLC (the “Advisor”), the investment advisor to the Wealthfront Treasury Money Market Fund (the “Fund”), has voluntarily agreed to waive all of the annual unitary management fee it receives from the Fund through March 1, 2026. Accordingly, as of the Effective Date, the following text is added as the third paragraph of the “Management of the Fund—Investment Advisor” section beginning on page 9 of the Prospectus:

Effective October 14, 2025, the Advisor has voluntarily agreed to waive all of its annual unitary management fee through March 1, 2026. The Advisor may terminate this voluntary fee waiver at any time. The Advisor will not seek recoupment of any fees it waives pursuant to this voluntary reduction.

Please retain this Supplement with your records.